                                                                EXHIBIT 10.3A

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE COMPANY, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW.

                         BIG DOG HOLDINGS, INC.
                          10% PROMISSORY NOTE
                         DUE NOVEMBER 4, 2003



$____________                                         Dated: November 4, 1996
                                                      Santa Barbara, California

     FOR VALUE RECEIVED, Big Dog Holdings, Inc., a Delaware corporation (the "Company"), promises to pay to ______________________________ or assigns (the
"Holder"), the principal amount of ________________ Dollars ($_______) (the "Principal Amount"), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, together with simple interest thereon at the rate of ten percent (10%) per annum from the date hereof, at the principal office of the Company, upon the earlier of (i) November 4, 2003 and (ii) the consummation of a public offering of common stock of the Company in which the Company receives net proceeds of at least $15,000,000. Interest shall be payable quarterly in arrears on the fifteenth day after the end of each calendar quarter, commencing January 15, 1997.

     Notwithstanding anything to the contrary herein contained, the principal amount of this Note or any interest hereon may be prepaid at any time or from time to time, prior to the maturity of this Note, in whole or in part, without prior notice and without penalty or premium. Prepayments shall be applied first to interest due and then to principal.

     1. THE NOTES: This Note is one of several promissory notes made and issued by the Company in an aggregate principal amount of $2,000,000 (individually, a "Note," and together, the "Notes"), pursuant to the terms and subject to the conditions of subscription agreements (the "Subscription Agreements"), by and among the Company and certain investors. Reference is made to the Subscription Agreements for agreements of the parties applicable to this Note.

     2. COVENANTS: The Company covenants and agrees that, so long as any of the Notes shall be outstanding and unpaid:

          2.1 PAYMENT OF NOTES. The Company will punctually pay or cause to be paid the principal amount and interest on this Note. Any sums required to be withheld from any payment of principal amount, or interest on this Note by operation of law or pursuant to any order, judgment, execution, treaty, rule or regulation may be withheld by the Company and paid over in accordance therewith.

          Nothing in this Note or in any other agreement between the Holder and the Company shall require the Company to pay, or the Holder to accept, interest in amount which would subject the Holder to any penalty of forfeiture under applicable law. In the event that the payment of any charges, fees or other sums due under this Note, or in any other agreement between the Company and the Holder are or could be held to be in the nature of interest and would subject the Holder to any penalty or forfeiture under applicable law, then IPSO FACTO the obligations of the Company to make such payment to the Holder shall be reduced to the highest rate authorized under the applicable law.

          2.2  MAINTENANCE OF CORPORATE EXISTENCE; MERGER AND CONSOLIDATION.
     The Company will at all times cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and all of its rights and franchises and shall not be consolidated with or merge into any other corporation or transfer all or substantially all of its assets to any person unless (i) the corporation formed by such corporation or into which the Company is merged or to which the assets of the Company are transferred is a corporation which expressly assumes all of the obligations of the Company under the Notes, and (ii) after giving effect to such transaction, no Event of Default (as hereinafter defined) and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing.

          2.3 PAYMENT OF TAXES. The Company will comply or cause to be paid, set aside for payment or discharged, before the same shall become delinquent, all taxes, assessments and governmental charges levied or imposed upon the Company or upon its income, profits or property; PROVIDED, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

          2.4 COMPLIANCE WITH STATUTES. The Company will comply in all material respects with all applicable statutes and regulations of the United States of America and of any state or municipality, and of any agency of any thereof, in respect of the conduct of business, and the ownership of property by the Company; PROVIDED, HOWEVER, that nothing contained in this SECTION 2.4 shall require the Company to comply with any such statute or regulation so long as its legality or applicability shall be contested in good faith; and provided further that an unintentional violation of this covenant done in good faith or inadvertently shall not be deemed an Event of Default under SECTION 4 hereof.

     3. SUBORDINATION: It is understood and agreed by the Company and Holder (by acceptance of this Note) that all indebtedness and other obligations of the Company to the Holder, now or hereafter existing, arising under or in connection with this Note, including principal, interest thereon and all other amounts payable in respect thereof or in connection therewith (hereinafter referred to as the "Junior Debt"), shall be subordinated to the payment of principal of and interest on (including interest accruing after the date on which the Company becomes subject to the jurisdiction of any federal or state debtor relief statute, whether or not recoverable against the Company) any and all present and future debts and obligations of the Company to Israel Discount Bank Limited ("IDB") under a certain Amended and Restated Credit Agreement with the Company, dated as of February 15, 1996, as the same has been and may in the future be amended from time to time (the "Agreement"), and any loans, advances, payments, extensions of credit, benefits or other financial accommodations heretofore or thereafter made, granted or extended by IDB to or for the account of the Company under the Agreement and the documents executed in connection therewith or under any renewal, extension or amendment of the Agreement or by any other credit agreement with another bank or financial institution replacing or supplementing the line of credit provided under the Agreement (IDB and/or such other institution is referred to as the "Bank"), whether or not for the payment of money, whether or not evidenced by any note or instrument, whether absolute or contingent, due or to become due, secured or unsecured (hereinafter referred to as the "Senior Debt"). It is further understood and agreed that:

(a) Upon the distribution of any of the Company's assets, whether by reason of sale, reorganization, liquidation, dissolution, arrangement, bankruptcy, receivership, assignment for the benefit of creditors, foreclosure or otherwise, the Bank shall be entitled to receive payment in full of the Senior Debt (including without limitation interest arising subsequent to the date of the filing by or against the Company of any petition for relief under the Federal Bankruptcy Code or the making of any assignment for the benefit of creditors, whether or not such interest is recoverable from or provable against the Company) prior to the payment of all or any part of the Junior Debt.

(b) Holder will not, without the Bank's prior written consent, commence or join with any other creditor in commencing any bankruptcy, reorganization or insolvency proceeding against Debtor.

(c) The Bank may at any time, in its discretion, renew or extend the time of payment of any portion of the Senior Debt, or waive or release any collateral which may be held therefor, and the Bank may enter into such agreements with the Company as it may deem desirable without notice to or further assent from Holder and without in any way affecting the Bank's rights hereunder.

(d) In the event that (i) any event of default under the Agreement or other credit agreement for Senior Debt shall have occurred and be continuing or
(ii) any judicial proceeding shall be pending with respect to any event of default, then no payment shall be made by or on behalf of the Company for or on account of any interest due pursuant to this Note, and Holder shall not take or receive from the Company, directly or indirectly, in cash, cash equivalent or other property or by set-off or in any other manner payment of all or any of the Junior Debt.

(e) In the event that any Junior Debt is declared due and payable before its stated maturity, the Bank shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Debt before any Holder is entitled to receive any payment by the Company on account of the Junior Debt.

(f) All payments or distributions upon or with respect to the Junior Debt that are received by any Holder contrary to the provisions of this Note shall be received in trust for the benefit of the Bank, shall be segregated from other funds and property held by such Holder and shall be forthwith paid over to the Bank to be applied (in the case of cash) to Senior Debt.

     4.   EVENTS OF DEFAULT AND REMEDIES:    An "Event of Default" shall
occur if:

     4.1 PAYMENT OF NOTES. The Company defaults in the payment of principal amount or interest of this Note, when and as the same shall become due and payable whether at maturity thereof, or by acceleration or otherwise, which default shall continue uncured for a period of fifteen (15) days from the date thereof; or

     4.2 PERFORMANCE OF COVENANTS, CONDITIONS OR AGREEMENTS. The Company fails to comply with any of the covenants, conditions or agreements set forth in this Note and such default shall continue uncured for a period of thirty
(30) days after receipt of written notice to the Company from any Holder stating the specific default or defaults; or

     4.3 BANKRUPTCY, INSOLVENCY, ETC. The Company shall file or consent by answer or otherwise to the entry of an order for relief or approving a petition for relief, reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or shall make an assignment for the benefit of its creditors, or shall consent to the appointment of a custodian, receiver, trustee or other officer with similar powers of itself or of any substantial part of its property, or shall be adjudicated a bankrupt of insolvent, or shall take corporate action for the purpose of any of the foregoing, or if a court or governmental authority of competent jurisdiction shall enter an order appointing a custodian, receiver, trustee or other officer with similar powers with respect to the

Company or any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding up or liquidation of the Company, or if any such petition shall be filed against the Company and such petition shall not be dismissed within sixty (60) days.

     In case an Event of Default (other than an Event of Default resulting from the Company's failure to pay the principal amount of, or any interest upon, this Note when the same shall be due and payable in accordance with the terms hereof (after giving affect to applicable "cure" provisions herein) or bankruptcy, insolvency or reorganization) shall occur and be continuing, the Holders of the Notes representing at least fifty-one percent (51%) in the aggregate of the principal amount of all Notes then outstanding, may declare by notice in writing to the Company all unpaid principal amount and accrued interest on all of the Notes then outstanding to be due and payable immediately. In case an Event of Default resulting from the Company's non-payment of principal amount of, or interest upon this Note shall occur, the Holder may declare all unpaid principal amount and accrued interest on this Note held by such Holder to be due and payable immediately. In case an Event of Default resulting from certain events of bankruptcy, insolvency or reorganization shall occur, all unpaid principal and accrued interest on the Notes held by each such Holder shall be due and payable immediately without any declaration or other act on the part of such Holders. Any such acceleration may be annulled and past defaults (except, unless theretofore cured, a default in payment of principal or interest on the Notes) may be waived by the Holders of a majority in principal amount of the Notes then outstanding.

     5. COSTS OF COLLECTION: Should the indebtedness represented by the Note or any part thereof be collected in any proceeding, or this Note be placed in the hands of attorneys for collection after default, the Company agrees to pay as an additional obligation under this Note, in addition to the principal and interest due and payable hereon, all costs of collecting this Note, including reasonable attorneys' fees.

     6. WAIVER AND AMENDMENTS: This Note may be amended, modified, superseded, canceled, renewed or extended, and the terms hereof may be waived (except as above provided in paragraph 4.3) only by a written instrument signed by the Company and Holders of at least 51% in principal amount of the Notes at the time outstanding; PROVIDED, HOWEVER, that consent by a Holder shall be required to modify the terms of this Note affecting the payment of principal of, or interest on, such Holder's Note. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver hereof, nor shall any waiver on the part of any party of any right, power or privilege or privilege hereunder preclude any other or further exercise hereof or the exercise of any other right, power or privilege hereunder. The rights and remedies provided herein are cumulative and are not exclusive of any rights or remedies which any party may otherwise have at law or in equity.

     7. LOSS, THEFT, DESTRUCTION OR MUTILATION OF NOTE: Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note, if mutilated, the Company will make and deliver a new Note of like tenor, in lieu of this Note. Any Note made and delivered in accordance with the provisions of this Section shall be dated as of the date to which interest has been paid on this Note, or if no interest has therefore been paid on this Note, then date the date hereof.

     8. NOTICE: Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed or sent by certified, registered, or express mail, postage prepaid, and shall be deemed given when so delivered personally, telegraphed or, if mailed, five days after the date of deposit in the United States mails, as follows:

          (i)  if to the Company, to:

               Big Dog Holdings, Inc.
               121 Gray Avenue
               Santa Barbara, CA 93101
               Attention:  President

          (ii) if to the Holder, to the address of such Holder as shown on the books of the Company.

     9. GOVERNING LAW: This Note shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its conflicts of law principles. The Company and Holder (by acceptance of this Note) agree that any dispute or controversy arising out of this Note shall be adjudicated in a court located in the counties of Los Angeles or Santa Barbara, California, and hereby submit to the exclusive jurisdiction of the courts of the State of California located in the counties of Santa Barbara or Los Angeles, California and of the federal courts in the Central District of California in Santa Barbara or Los Angeles, California, and irrevocably waive any objection they now or hereafter may have respecting the venue of such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, and consent to the service of process in any such action or proceeding by means of registered or certified mail, return receipt requested.

          10. SUCCESSORS AND ASSIGNS: All the covenants, stipulations, promises and agreements in this Note by or on behalf of the Company shall bind its successors and assigns, whether or not so expressed.

     IN WITNESS WHEREOF, the Company has caused this Note to be signed in its corporate name by a duly authorized officer and to be dated as of the date first above written.

                              BIG DOG HOLDINGS, INC.



                              By: _______________________________
                                     Andrew Feshbach, President

THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, AS PROVIDED IN THIS WARRANT.

                         BIG DOG HOLDINGS, INC.

                              B WARRANT

                     ISSUANCE DATE:  NOVEMBER 4, 1996

Holder:  FRED KAYNE

Number of B Warrants:  120,000


     THIS CERTIFIES THAT Holder is the owner of the number of B Warrants (the "Warrants") set forth above of Big Dog Holdings, Inc., a Delaware corporation (the "Company"). Each Warrant entitles the registered holder to purchase for $5.00 one share of Common Stock of the Company, which price is reduced to $4.00 per share if the Company such not prepay in full the subordinated promissory note in the principal amount of $2,000,000 issued by the Company together with this Warrant by June 30, 1997 (the "Exercise Price"). The Warrants are subject to the terms of a Subscription Agreement between the Company and Holder.

     1. RIGHT TO EXERCISE WARRANTS. The Warrants represented by this certificate may be exercised at any time commencing on the above Issuance Date and terminating at 5:00 p.m., Pacific Standard Time, on the date five
(5) year thereafter.

     2. EXERCISE OF WARRANTS. Subject to Paragraph 3 and the other provisions of this certificate, the Warrants represented by this certificate may be exercised, in whole or in part, at any time and from time to time, by
(i) surrender of this Warrant certificate (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to Holder at the address of Holder appearing on the books of the Company); (ii) payment to the Company of the Exercise Price in cash for the number of shares specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) delivery to the Company of a statement by Holder (in a form acceptable to the Company and its counsel) that such shares are being acquired by Holder for investment and not with a view to their distribution or resale. Any exercise of a Warrant shall be deemed to have occurred immediately prior to the close of business on the date the Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Paragraph 2, and the person or persons in whose name or names the certificates for shares of Common Stock shall be issuable upon such exercise shall become the holder or holders of record of such Common Stock at that time and date. The certificates for the Common Stock so purchased shall be delivered to Holder within a reasonable time after the Warrant represented by this certificate shall have been so exercised, and shall bear a restrictive legends including the following:

          This security has not been registered under the Securities Act of 1933 and may not be sold or offered for sale unless registered under said Act and any applicable state securities laws or unless an exemption from such registration is available.

     3. REDEMPTION. The Company may redeem some or all of the Warrants at a price of $2.50 per Warrant in the event that (i) the Company has closed a registered public offering of its Common Stock under the Securities Act of 1933 ("IPO") and (ii) the closing price at which the Common Stock of the Company has traded on the NASDAQ or any exchange is greater than 150% of the price to the public in the IPO for 20 out of 30 consecutive trading days.
The Company may exercise such redemption right by giving notice to Holder within 30 days of the end of such 30-day trading period. Such notice shall set forth the circumstances permitting such exercise and identify the number of Warrants as to which the Company is exercising its redemption rights.
Upon receipt of such notice the Holder shall be obligated within 30 calendar days of such notice to (i) deliver to the Company the certificate(s) evidencing all Warrants held by Holder and (ii) execute and deliver any other conveyance documents that the Company shall reasonably require. Upon expiration of 30 days following such notice, and subject to receipt of such documents, the Company shall mail payment for the redemption price to the Holder and, if applicable, a new certificate representing any Warrants the Company does not redeem. Notwithstanding the foregoing, within the 30 days following such notice, the Holder may exercise any or all of his Warrants as provided in Paragraph 2 above. In the event a Holder does not timely exercise any Warrants and fails for any reason to surrender a certificate evidencing a Warrant to the Company within 30 days after the Company has given such notice of redemption, the Warrants shall be automatically canceled as to the Warrants being redeemed, shall not be exercisable as to such Warrants, and shall represent solely the right to receive the redemption price as to the Warrants being redeemed.

The Warrant are also subject to redemption under the terms and conditions set forth in the Section 4.2 of the Subscription Agreement entered into with the Company upon the issuance of these Warrants.

     4. ASSIGNMENT. The Warrants represented by this certificate may be transferred, sold, assigned or hypothecated, only pursuant to a valid and effective registration statement or if the Company has received from counsel acceptable to the

Company a written opinion to the effect that registration of the Warrants or the Common Stock underlying the Warrants is not necessary in connection with such transfer, sale, assignment or hypothecation. Any such assignment shall be effected by Holder by (i) executing the form of assignment at the end hereof; (ii) surrendering this Warrant certificate for cancellation, in whole or in part, at the office or agency of the Company referred to in Paragraph 2 hereof, accompanied by the opinion of counsel to the Company referred to above; and (iii) delivery to the Company of a statement by the transferee Holder (in a form acceptable to the Company and its counsel) that such Warrants are being acquired by such Holder for investment and not with a view to distribution or resale; whereupon the Company shall issue, in the name or names specified by the transferring Holder, new Warrant certificate(s) in the name of the transferee Holder(s) and, if not all Warrants are being transferred, the transferor Holder. The term "Holder" shall be deemed to include any person to whom a Warrant is transferred in accordance with the terms herein. Any Warrants assigned shall be subject to the provisions of this Warrant certificate and the Subscription Agreement.

     5. COMMON STOCK. The Company covenants and agrees that all shares of Common Stock which may be issued upon exercise hereof will, upon issuance, be duly and validly issued, fully paid and non-assessable and no personal liability will attach to the holder thereof. The Company further covenants and agrees that, during the periods within which the Warrants may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock for issuance upon exercise of these Warrants and all other Warrants.

     6. NO STOCKHOLDER RIGHTS. The Warrants shall not entitle Holder to any voting rights or other rights as a stockholder of the Company.

     7. ADJUSTMENT OF RIGHTS. In the event that the outstanding shares of Common Stock of the Company are at any time increased or decreased or changed into or exchanged for a different number or kind of share or other security of the Company or of another corporation through reorganization, merger, consolidation, liquidation, recapitalization, stock split, combination of shares or stock dividends payable with respect to such Common Stock, appropriate adjustments in the number and kind of such securities then subject to this Warrant certificate shall be made effective as of the date of such occurrence so that the position of Holder upon exercise will be the same as it would have been had he owned immediately prior to the occurrence of such events the Common Stock subject to these Warrants. Such adjustment shall be made successively whenever any event listed above shall occur and the Company will notify Holder of each such adjustment. In the event a fraction of a share results from any adjustment, the Company may, at its option, eliminate such fraction and adjust the price per share of the remaining shares subject to this Warrant accordingly.

     8. NOTICES. Notices and other communications provided for herein shall be in writing and may be given by mail, courier, or facsimile transmission and shall, unless otherwise expressly required, be deemed given when received or when delivery thereof is refused. In the case of Holder, such notices and communications shall be addressed to its address as shown on the books maintained by the Company, unless Holder shall notify the Company that notices and communications should be sent to a different address (or facsimile number) in which case such notices and communications shall be sent to the address (or facsimile number) specified by Holder.

     9. GOVERNING LAW. These Warrants shall be governed by and construed in accordance with the internal laws of California.

     IN WITNESS WHEREOF, the Company has caused these Warrants to be signed and delivered by its duly authorized officer as of the date first set forth above.

                              BIG DOG HOLDINGS, INC.


                           By:  ________________________________
                           Name:  ______________________________
                           Title: ______________________________

                                PURCHASE FORM

                  (To be signed only upon exercise of Warrants)

     The undersigned, the holder of the attached Warrant certificate, hereby irrevocably elects to exercise the purchase rights represented by such certificate to exercise __________ Warrants for, and to the purchase thereunder, __________ shares of Common Stock and herewith makes payment of $ __________ thereof, and requests that the certificates for shares of Common Stock be issued in the name(s) of, and delivered to _________________________________________
whose address(es) is (are) __________________________________________.


Dated:                   , 19
       ------------------    ---


                              -----------------------------------
                              Holder

                              -----------------------------------
                              Address

                              -----------------------------------

                           TRANSFER FORM

          (To be signed only upon transfer of Warrants)



     For value received, the undersigned hereby sells, assigns, and transfers unto ___________________________ the right to purchase
_________________________shares of Common Stock of Big Dog Holdings, Inc. represented by _________________________ Warrants, and appoints
_________________________ attorney to transfer such rights on the books of Big Dog Holdings, Inc., with full power of substitution in the premises.



Dated:                   , 19
       ------------------    ---


                              -----------------------------------
                              Holder

                              -----------------------------------
                              Address

                              -----------------------------------

In the presence of:


------------------------------

THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, AS PROVIDED IN THIS WARRANT.

                         BIG DOG HOLDINGS, INC.

                              A WARRANT

                  ISSUANCE DATE:  _______________, 1996

Holder:  ____________________
         ____________________
         ____________________

Number of A Warrants:  _________

     THIS CERTIFIES THAT Holder is the owner of the number of A Warrants (the "Warrants") set forth above of Big Dog Holdings, Inc., a Delaware corporation (the "Company"). Each Warrant entitles the registered holder to purchase for $4.00 one share of Common Stock of the Company, which price is reduced to $3.00 per share if the Company such not prepay in full the subordinated promissory note in the principal amount of $200,000 issued by the Company together with this Warrant by June 30, 1997 (the "Exercise Price"). The Warrants are subject to the terms of a Subscription Agreement between the Company and Holder.

     1. RIGHT TO EXERCISE WARRANTS. The Warrants represented by this certificate may be exercised at any time commencing on the above Issuance Date and terminating at 5:00 p.m., Pacific Standard Time, on the date five
(5) year thereafter.

     2. EXERCISE OF WARRANTS. Subject to Paragraph 3 and the other provisions of this certificate, the Warrants represented by this certificate may be exercised, in whole or in part, at any time and from time to time, by
(i) surrender of this Warrant certificate (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to Holder at the address of Holder appearing on the books of the Company); (ii) payment to the Company of the Exercise Price in cash for the number of shares specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) delivery to the Company of a statement by Holder (in a form acceptable to the Company and its counsel) that such shares are being acquired by Holder for investment and not with a view to their distribution or resale. Any exercise of a Warrant shall be deemed to have occurred immediately prior to the close of business on the date the Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Paragraph 2, and the person or persons in whose name or names the certificates for shares of Common Stock shall be issuable upon such exercise shall become the holder or holders of record of such Common Stock at that time and date. The certificates for the Common Stock so purchased shall be delivered to Holder within a reasonable time after the Warrant represented by this certificate shall have been so exercised, and shall bear a restrictive legends including the following:

          This security has not been registered under the Securities Act of 1933 and may not be sold or offered for sale unless registered under said Act and any applicable state securities laws or unless an exemption from such registration is available.

     3. REDEMPTION. The Company may redeem some or all of the Warrants at a price of $2.50 per Warrant in the event that (i) the Company has closed a registered public offering of its Common Stock under the Securities Act of 1933 ("IPO") and (ii) the closing price at which the Common Stock of the Company has traded on the NASDAQ or any exchange is greater than 150% of the price to the public in the IPO for 20 out of 30 consecutive trading days.
The Company may exercise such redemption right by giving notice to Holder within 30 days of the end of such 30-day trading period. Such notice shall set forth the circumstances permitting such exercise and identify the number of Warrants as to which the Company is exercising its redemption rights.
Upon receipt of such notice the Holder shall be obligated within 30 calendar days of such notice to (i) deliver to the Company the certificate(s) evidencing all Warrants held by Holder and (ii) execute and deliver any other conveyance documents that the Company shall reasonably require. Upon expiration of 30 days following such notice, and subject to receipt of such documents, the Company shall mail payment for the redemption price to the Holder and, if applicable, a new certificate representing any Warrants the Company does not redeem. Notwithstanding the foregoing, within the 30 days following such notice, the Holder may exercise any or all of his Warrants as provided in Paragraph 2 above. In the event a Holder does not timely exercise any Warrants and fails for any reason to surrender a certificate evidencing a Warrant to the Company within 30 days after the Company has given such notice of redemption, the Warrants shall be automatically canceled as to the Warrants being redeemed, shall not be exercisable as to such Warrants, and shall represent solely the right to receive the redemption price as to the Warrants being redeemed.

The Warrant are also subject to redemption under the terms and conditions set forth in the Section 4.2 of the Subscription Agreement entered into with the Company upon the issuance of these Warrants.

     4. ASSIGNMENT. The Warrants represented by this certificate may be transferred, sold, assigned or hypothecated, only pursuant to a valid and effective registration statement or if the Company has received from counsel acceptable to the Company a written opinion to the effect that registration of the Warrants or the Common Stock underlying the Warrants is not necessary in connection with such transfer, sale, assignment or hypothecation. Any such assignment shall be effected by Holder by (i) executing the form of assignment at the end hereof; (ii) surrendering this Warrant certificate for cancellation, in whole or in part, at the office or agency of the Company referred to in Paragraph 2 hereof, accompanied by the opinion of counsel to the Company referred to above; and (iii) delivery to the Company of a statement by the transferee Holder (in a form acceptable to the Company and its counsel) that such Warrants are being acquired by such Holder for investment and not with a view to distribution or resale; whereupon the Company shall issue, in the name or names specified by the transferring Holder, new Warrant certificate(s) in the name of the transferee Holder(s) and, if not all Warrants are being transferred, the transferor Holder. The term "Holder" shall be deemed to include any person to whom a Warrant is transferred in accordance with the terms herein. Any Warrants assigned shall be subject to the provisions of this Warrant certificate and the Subscription Agreement.

     5. COMMON STOCK. The Company covenants and agrees that all shares of Common Stock which may be issued upon exercise hereof will, upon issuance, be duly and validly issued, fully paid and non-assessable and no personal liability will attach to the holder thereof. The Company further covenants and agrees that, during the periods within which the Warrants may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock for issuance upon exercise of these Warrants and all other Warrants.

     6. NO STOCKHOLDER RIGHTS. The Warrants shall not entitle Holder to any voting rights or other rights as a stockholder of the Company.

     7. ADJUSTMENT OF RIGHTS. In the event that the outstanding shares of Common Stock of the Company are at any time increased or decreased or changed into or exchanged for a different number or kind of share or other security of the Company or of another corporation through reorganization, merger, consolidation, liquidation, recapitalization, stock split, combination of shares or stock dividends payable with respect to such Common Stock, appropriate adjustments in the number and kind of such securities then subject to this Warrant certificate shall be made effective as of the date of such occurrence so that the position of Holder upon exercise will be the same as it would have been had he owned immediately prior to the occurrence of such events the Common Stock subject to these Warrants. Such adjustment shall be made successively whenever any event listed above shall occur and the Company will notify Holder of each such adjustment. In the event a fraction of a share results from any adjustment, the Company may, at its option, eliminate such fraction and adjust the price per share of the remaining shares subject to this Warrant accordingly.

     8. NOTICES. Notices and other communications provided for herein shall be in writing and may be given by mail, courier, or facsimile transmission and shall, unless otherwise expressly required, be deemed given when received or when delivery thereof is refused. In the case of Holder, such notices and communications shall be addressed to its address as shown on the books maintained by the Company, unless Holder shall notify the Company that notices and communications should be sent to a different address (or facsimile number) in which case such notices and communications shall be sent to the address (or facsimile number) specified by Holder.

     9. GOVERNING LAW. These Warrants shall be governed by and construed in accordance with the internal laws of California.

     IN WITNESS WHEREOF, the Company has caused these Warrants to be signed and delivered by its duly authorized officer as of the date first set forth above.

                              BIG DOG HOLDINGS, INC.


                          By:   ________________________________
                          Name:   ______________________________
                          Title:  ______________________________

                             PURCHASE FORM

             (To be signed only upon exercise of Warrants)

     The undersigned, the holder of the attached Warrant certificate, hereby irrevocably elects to exercise the purchase rights represented by such certificate to exercise __________ Warrants for, and to the purchase thereunder, __________ shares of Common Stock and herewith makes payment of $ __________ thereof, and requests that the certificates for shares of Common Stock be issued in the name(s) of, and delivered to _________________________________________
whose address(es) is (are) __________________________________________.


Dated:                   , 19
       ------------------    ---


                              -----------------------------------
                              Holder

                              -----------------------------------
                              Address

                              -----------------------------------

                          TRANSFER FORM

          (To be signed only upon transfer of Warrants)

     For value received, the undersigned hereby sells, assigns, and transfers unto ___________________________ the right to purchase
_________________________shares of Common Stock of Big Dog Holdings, Inc. represented by _________________________ Warrants, and appoints
_________________________ attorney to transfer such rights on the books of Big Dog Holdings, Inc., with full power of substitution in the premises.


Dated:                   , 19
       ------------------    ---


                              -----------------------------------
                              Holder

                              -----------------------------------
                              Address

                              -----------------------------------

In the presence of:


------------------------------